EXTENSION AGREEMENT
                               -------------------

THIS EXTENSION AGREEMENT (the "Agreement") dated for reference effective the 23rd day of December, 2002 (the "Effective Date").


AMONG:

          FARLINE  VENTURE  CORPORATION,  a  body  corporate  with  offices
          -----------------------------
          at  Suite 2100- 1066 West Hastings Street, Vancouver, British Columbia

          (hereinafter  the  "Vendor")
                                                      OF  THE  FIRST  PART

AND:

          WILLIAM  INY  of  5709  Hudson  Street
          ------------
          Vancouver,  BC  V6M  2Z2

          (hereinafter  the  "Vendor's  Principal")
                                                      OF  THE  SECOND  PART

AND:

          CHARLES  SEVEN,  RON  ROBERTSON,  KEITH  ROMINE,
          -------  ------  ---------------  --------------
          THOMAS  BLAKE,  PIRJO  JARVIS,  and
          --------------  -----  ------
          FLAX-FLEX  FABRICATORS,  LTD.,  of
          -----------------------------
          20516  Claremont  Avenue
          Riverside,  CA  92507

          (hereinafter  the  "Purchasers")
                                                      OF  THE  THIRD  PART

WHEREAS:

A. The Vendor, the Vendor's Principal and the Purchasers entered into an agreement dated September 24, 2002 (the "Original Agreement").

B. The parties have agreed to extend the date for the closing of the purchase and sale of shares of Thinka Weight-Loss Corporation (the "Company") pursuant to the Original Agreement to March 25, 2003.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the payment of the sum of $10.00 by the Purchasers to the Vendor and the Vendor's Principal and in consideration of the mutual covenants and conditions hereinafter contained, the parties hereto have agreed and do hereby agree as follows:

1.     The  timing  of  payment  of  the  purchase price is amended by replacing
Section  2  of  the  Original  Agreement  with  the  following:

          "2. The aggregate purchase price will be $150,000 US (the "Purchase Price"), being approximately $0.0283 per share and will be payable as follows:

          a.  $25,000  on  or  before  March  10,  2003;  and

          b.  The  balance  of  $125,000  at  the  closing."

2. The date and place for the closing of the purchase and sale of the 5,300,000 shares of the Company pursuant to the Original Agreement is hereby extended to March 25, 2003 by replacing Section 8 of the Original Agreement with the following:

          "8. Closing shall take place at the offices of Lee Goddard & Duffy, LLP in Irvine, California, on the 25th day of March, 2003 or at such earlier date as the Purchasers may on three days' notice, specify."

3. The Original Agreement shall continue in full force and effect in accordance with its terms without amendment, except as provided for in this Agreement.

4. This agreement may be executed in counterparts which together shall form one and the same instrument.


IN WITNESS WHEREOF this agreement has been executed by the parties as of the day and year first above written.

FARLINE VENTURE CORPORATION
by its authorized signatory:


____________________________________________
Signature of Authorized Signatory


____________________________________________
Name and Title of Authorized Signatory


SIGNED, SEALED AND DELIVERED
BY WILLIAM INY in the presence of:


___________________________________          ___________________________________
Name of Witness                              WILLIAM INY


___________________________________
Address of Witness


___________________________________

SIGNED, SEALED AND DELIVERED
BY CHARLES SEVEN in the presence of:



___________________________________          ___________________________________
Name of Witness                              CHARLES SEVEN


___________________________________
Address of Witness


___________________________________



SIGNED, SEALED AND DELIVERED
BY RON ROBERTSON in the presence of:



___________________________________          ___________________________________
Name of Witness                               RON ROBERTSON


___________________________________
Address of Witness


___________________________________



SIGNED, SEALED AND DELIVERED
BY KEITH ROMINE in the presence of:



___________________________________          ___________________________________
Name of Witness                              KEITH ROMINE


___________________________________
Address of Witness


___________________________________

SIGNED, SEALED AND DELIVERED
BY THOMAS BLAKE in the presence of:



___________________________________          ___________________________________
Name of Witness                              THOMAS BLAKE


___________________________________
Address of Witness



SIGNED, SEALED AND DELIVERED
BY PIRJO JARVIS in the presence of:



___________________________________          ___________________________________
Name of Witness                              PIRJO JARVIS


___________________________________
Address of Witness


___________________________________


___________________________________


FLAX-FLEX FABRICATORS, LTD.
by its authorized signatory:


___________________________________
Signature of Authorized Signatory


___________________________________
Name and Title of Authorized Signatory